2016 Third Quarter Investor Presentation Exhibit 99.1

2 Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this investor presentation regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters, are forward- looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2015 under the heading "Risk Factors", the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or increases in unemployment; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, increased deposit costs due to competition for deposit growth and evolving payment system developments, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF's loan, lease, investment, securities held to maturity and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in the value of assets such as interest-only strips that arise in connection with TCF's loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF's deposit, lending, loan collection and other business activities such as mortgage foreclosure moratorium laws, further regulation of financial institution campus banking programs, use by municipalities of eminent domain on property securing troubled residential mortgage loans, or imposition of underwriting or other limitations that impact the ability to offer certain (continued)

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act (cont) variable-rate products; changes affecting customer account charges and fee income, including changes to interchange rates; regulatory actions or changes in customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF; changes to bankruptcy laws which would result in the loss of all or part of TCF's security interest due to collateral value declines; deficiencies in TCF's compliance under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform; regulatory criticism and resulting enforcement actions or other adverse consequences such as increased capital requirements, higher deposit insurance assessments or monetary damages or penalties; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity. Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF's ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry; the impact on banks of regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF's ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades or unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to future retail deposit account changes, including limitations on TCF's ability to predict customer behavior and the impact on TCF's fee revenues. Branching Risk; Growth Risks. Adverse developments affecting TCF's supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; inability to timely close underperforming branches due to long-term lease obligations; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF's growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF's balance sheet through new or expanded programs or opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change, including the failure to develop and maintain technology necessary to satisfy customer demands; ability to attract and retain employees given competitive conditions. Litigation Risks. Results of litigation or government enforcement actions, including class action litigation or enforcement actions concerning TCF's lending or deposit activities, including account opening/origination, servicing practices, fees or charges, employment practices, or checking account overdraft program "opt in" requirements; and possible increases in indemnification obligations for certain litigation against Visa U.S.A. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF's fiduciary responsibilities. 3

Who We Are – A Unique Regional Bank 4 LENDING • Well-diversified portfolio by asset type, geography, industry, loan size and collateral type • Expertise in diverse lending businesses • Flexible growth opportunities due to strong origination capabilities and proven loan sale and securitization strategy FUNDING • Loan and lease growth funded primarily by low cost, core deposit base • High concentration of low balance, FDIC- insured retail accounts • Convenience banking model based on branch locations, hours of operation, ATMs and digital channels PROFITABILITY • Strong net interest margin due to high loan and lease yields and low cost funding • Diverse lending businesses with attractive spreads • Stable credit quality due to diversification strategy and a disciplined approach to pricing and underwriting

Diversification – Focus on national versus footprint lending increases quality and diversification of portfolio Profitable Growth – Strong origination, loan sale and securitization capabilities drive loan growth and revenue diversification with a continued high net interest margin Operating Leverage – Focus on improving operating leverage following recent build-out of key functions Core Funding – Maintain sufficient funding sources to support loan and lease growth Strategic Pillars 5 1 2 3 4 Execution under a strong enterprise risk management and credit culture

Consumer real estate & other (first mortgage lien) 12% Consumer real estate (junior lien) 14% Auto finance 14% Leasing & equipment finance 22% Commercial 16% Inventory finance 12% Securities & other 10% Corporate Profile Savings 27% Money market 14% Checking 34% Certificates of deposit 25% • $21.1 billion national bank holding company headquartered in Minnesota • 47th largest publicly-traded U.S. based bank holding company by asset size1 • 341 bank branches in seven states • Approximately 147,300 small business banking relationships: • 68,600 checking accounts • 78,700 lending relationships • Average loan and lease portfolio makes up 82% of average total assets • Common equity ratio of 10.29% • Book value per common share of $12.69 • Return on average common equity of 9.39%2 6 ($ millions) 1 Source: SNL Financial (June 30, 2016) 2 YTD annualized ($ millions) At September 30, 2016 3Q16 Yield of 4.76%2 3Q16 Rate of 0.37%2 $4,670 $5,830 $2,451 $4,283 $2,331 $3,150 $4,236 $2,732 $2,675 $2,261 $2,051 A WELL-DIVERSIFIED EARNING ASSET PORTFOLIO… …FUNDED BY A LOW COST DEPOSIT BASE

Well Positioned vs. Peers

	TCF 3Q16[1]	Peer Group 2Q16 Average[1,2,3]	TCF BUSINESS MODEL ATTRIBUTES
Revenue as a % of average assets	6.31%	4.35%	• Exceptional revenue generation capabilities through diverse sources including net interest income, banking fees and non-interest income from fee generating businesses
Return on average assets	1.12%	0.97%	• Emphasis on generating profitable growth
Yield on loans and leases[4]	4.88%	4.35%[5]	• Strong execution on pricing allows for growth with consistent yields without expanding the credit box • Niche lending businesses help maintain yield in a competitive environment
Average loans and leases as a % of average assets	82.4%	67.2%	• Unique mix of loan and lease businesses provide ample and flexible origination capabilities • Organic loan and lease growth opportunities can be achieved while maintaining discipline on price, structure and credit quality
Insured deposits as a % of total deposits[6]	94%	62%	• Insured deposits provide a competitive advantage from a pricing and balance perspective • Preferred deposit composition primarily made up of low balance, retail deposits which have the highest liquidity value
Net charge-offs (%)	0.26%	0.24%	• Net charge-offs in-line with peers • Wholesale portfolio with strong credit quality, 10 bps of net charge-offs in 3Q16, having a stronger influence on consolidated credit quality

[1] Annualized
[2] All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial)
[3] Excluding non-recurring items for non-interest income and revenue
[4] Presented on a fully tax-equivalent basis
[5] Includes loans held for sale
[6] Estimated based on consolidated bank level deposit data

7

8 Revenue up 4.5% YoY Investments and other 1% Consumer real estate & other (first mortgage lien) 14% Consumer real estate (junior lien) 17% Auto finance 12%Leasing and equipment finance 20% Commercial 13% Inventory finance 15% Loans and leases held for sale 5% Securities 3% 350 300 250 200 150 100 50 0 5.25% 5.00% 4.75% 4.50% 4.25% 4.00% 3Q15 4Q15 1Q16 2Q16 3Q16 $112 $318 $116 $321 $113 $324 $118 $331 $120 $332 4.40% 4.35% 4.37% 4.35% 4.34% Net Interest Margin1 1 Annualized 3Q16 vs. 2Q16 revenue and net interest margin impacted by: • Increased non-interest income related to gains on sales for both consumer real estate and auto loans • Increased servicing fee income • Consistent loan and lease yields and interest rates on deposits Third Quarter 2016 Highlights – Revenue REVENUE DIVERSIFICATION $233 million Non-interest Income Interest Income ($ millions) $206 $205 $211 $213 $212 Non-interest Income Net Interest Income $120 million Other 1% Fees and service charges 29% ATM revenue 4% Card revenue 12% Leasing and equipment finance 24% Gains on sales of consumer real estate loans, net 11% Gains on sales of auto loans, net 10% Servicing fee income 9% Strategic Pillars Diversification 1 Profitable Growth 2

9 • Leveraging of expense base through continued growth of total average assets and average serviced for others portfolio • Compensation and employee benefits expense remained consistent year-over-year despite a 9.3% increase in total average assets and average serviced for others portfolio • Focus on lowering efficiency ratio by growing revenue faster than expenses Expense as % of Total Avg Assets & Avg Serviced for Others Portfolio2: 3.73% 3.65% 3.61% 1 Includes Occupancy & Equipment, FDIC Insurance, Advertising & Marketing, Other Non-interest Expenses, Foreclosed Real Estate & Repossessed Assets, and Other Credit Costs 2 Annualized Total Avg Assets & Avg Serviced for Others Portfolio: $23,857 $24,371 $25,317 $25,892 3.51% $26,085 3.51% Non-interest Expense 250 200 150 100 50 0 3Q15 4Q15 1Q16 2Q16 3Q16 $117 $109 $124 $118 $117 $96 $100 $94 $99 $102 $9 $222 $14 $223 $10 $228 $10 $227 $10 $229 Compensation & Employee Benefits Foreclosed Real Estate and Other Credit Cost Compensation & Employee Benefits 350 300 250 200 150 100 50 0 $ (M ill io ns ) 6/14 9/14 12/14 3/15 6/15 ($ millions) Operating Lease Depreciation Other 1 Compensation & Employee Benefits Efficiency Ratio: 70.0% 69.3% 70.4% 68.7% 69.0% Strategic Pillars Profitable Growth 2 Operating Leverage 3 Non-interest expense up 3.0% YoY

Achieving Higher Credit Quality Loan Growth via National Lending 10 FOOTPRINT LENDING Loan growth requires originations up and down the entire credit box with potential concessions on pricing and terms NATIONAL LENDING Ability to profitably grow loans through originations at the top of the credit box across all geographies Higher Credit Quality Lower Credit Quality Geographic Exposure Origination Opportunities IL, MN, MI, CO, WI, AZ, SD Other States and Canada Strategic Pillars Diversification 1 Profitable Growth 2

11 PROVISION FOR CREDIT LOSSES 250 200 150 100 50 0 2012 2013 2014 2015 YTD 3Q16 $247 $118 $96 $53 $46 1 Excludes acquired portfolios and non-accrual loans and leases 2 Annualized ($ millions) Credit Quality Trends 0.70% 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% 12/12 12/13 12/14 12/15 9/16 0.64% 0.19% 0.14% 0.11% 0.11% 1.80% 1.50% 1.20% 0.90% 0.60% 0.30% 0.00% 2012 2013 2014 2015 YTD 3Q16 1.54% 0.81% 0.49% 0.30% 0.25% 500 400 300 200 100 0 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 12/12 12/13 12/14 12/15 9/16 $476 $346 $282 $250 $2243.07% 2.17% 1.71% 1.43% 1.28% ($ millions) 2 60+ DAY DELINQUENCIES1 NET CHARGE-OFF RATIONON-PERFORMING ASSETS Other Real Estate Owned Non-accrual Loans & Leases NPAs/Loans & Leases and Other Real Estate Owned Strategic Pillar Diversification 1

12 9/15 12/15 3/16 6/16 9/16 $17,201 $17,436 $17,472 15% 18% 22% 16% 15% 14% 13% 18% 23% 15% 16% 15% 13% 18% 24% 16% 15% 14% • Portfolio flexibility as third quarter annualized loan and lease growth would have been 22% if all loans were held on the balance sheet • Superior loan and lease diversification • Additional loan and lease diversification by geography, rate, average loan size, estimated weighted average life and collateral type 55% Wholesale 45% Consumer Loan and Lease Portfolio 12 ($ millions) 13% 18% 22% 14% 17% 16% Inventory Finance Leasing & Equipment Finance Commercial Auto Finance Consumer Real Estate - Junior Lien Consumer Real Estate & Other - First Mortgage Lien $17,853 13% 18% 24% 16% 15% 14% Strategic Pillar Diversification 1 Loan and lease growth of 1.1% YoY $17,385

13 • Organic loan and lease portfolio growth opportunities can be achieved while maintaining discipline on price, structure and credit quality • Consistent loan and lease originations, averaging $4.1 billion over the last 5 quarters • Inventory Finance origination levels are impacted by the velocity of fundings and repayments with dealers • Asset classes have different levels and timing of origination seasonality Diverse Loan and Lease Origination Capabilities Strategic Pillars Diversification 1 Profitable Growth 2 ($ millions) Inventory Finance Leasing & Equipment Finance1 Commercial Auto Finance Consumer Real Estate 4,500 4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 0 3Q15 4Q15 1Q16 2Q16 3Q16 $654 $567 $482 $696 $728 $788 $807 $915 $904 $881 $527 $584 $415 $567 $562 $458 $564 $415 $451 $502 $1,470 $3,897 $1,323 $3,845 $1,805 $4,032 $1,660 $4,278 $1,562 $4,235 1 Includes operating leases Loan and lease originations up 8.7% YoY

14 Other Auto Consumer Real Estate & Other Consumer 1,200 1,000 800 600 400 200 0 3Q15 4Q15 1Q16 2Q16 3Q16 $246 $389 $321 $345 $437 $437 $271 $444 $533 $615$703 $899 ($ millions) • Core competency since 4Q11 • Provides flexibility to the organization: • Diversifies areas of product and geographic concentration • Supports capital and liquidity • Provides additional revenue source Loan and Lease Sales and Revenue $673 $777 $1,061 40 30 20 10 0 3Q15 4Q15 1Q16 2Q16 3Q16 $8 $8 $9 $9 $10 $7 $13 $9 $11 $14 $11 $26 $4 $25 $12 $30 $10 $30 $12 $36 LOAN AND LEASE SALES IMPACT ON REVENUE Servicing Fee Income Gains on Sales of Auto Loans, Net Gains on Sales of Consumer Real Estate Loans, Net Strategic Pillars Diversification 1 Profitable Growth 2 ($ millions)

15 12 9 6 3 0 3Q15 4Q15 1Q16 2Q16 3Q16 $8.0 $8.6 $8.9 $9.5 $10.4 24,000 20,000 16,000 12,000 8,000 4,000 0 3Q15 4Q15 1Q16 2Q16 3Q16 $17,409 $17,642 $18,258 $18,356 $18,024 $3,976 $21,385 $4,167 $21,809 $4,386 $22,644 $4,685 $23,041 $5,059 $23,083 Servicing Fee Income Serviced for Others Portfolio Portfolio Loans and Leases & Loans and Leases Held for Sale • Serviced for others portfolio primarily includes auto loans and consumer real estate loans sold with servicing rights retained by TCF • Loan sale and servicing strategy contributes to revenue through gains on sales of loans and ongoing servicing fees: • $1.1 billion of loan sales for a gain of $26.6 million in 3Q16 • Year-over-year servicing fee income growth of 29% 1 Includes operating leases Managed Portfolio 1 Average Balances ($ millions) Strategic Pillars Profitable Growth 2 Operating Leverage 3 ($ millions)

16 COMBINATION OF DIVERSIFICATION AND DISCIPLINED PRICING HAS CREATED CONSISTENT YIELD PERFORMANCE DESPITE LOW RATE ENVIRONMENT 1 Annualized and presented on a fully tax-equivalent basis 2 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion as of June 30, 2016 that have reported loan and lease yields for the past four quarters, includes loans held for sale (source: SNL Financial) N.A. Not available 3Q15 4Q15 1Q16 2Q16 3Q16 Consumer Real Estate: First Mortgage Lien 5.28% 5.31% 5.40% 5.34% 5.35% Junior Lien 5.51 5.54 5.67 5.64 5.60 Commercial 4.26 4.40 4.30 4.30 4.22 Leasing & Equipment Finance 4.59 4.55 4.47 4.45 4.48 Inventory Finance 5.83 5.66 5.68 5.74 6.07 Auto Finance 4.13 4.17 4.14 4.19 4.06 Total Loans and Leases 4.88 4.89 4.89 4.88 4.88 Peer Group2 Average 4.45 4.38 4.37 4.35 N.A. Loan and Lease Yields1 Strategic Pillars Diversification 1 Profitable Growth 2

6,000 4,000 2,000 0 12/12 12/13 12/14 12/15 9/16 $563 $1,319 $2,044 $2,794 $2,886 $720 $1,104 $1,785 $2,187 $2,895 Auto Finance At September 30, 2016 17 • Originate and service used and new retail auto loans acquired through franchised and independent dealers across the country • Experienced management team • More than 11,700 active dealer relationships • Sold $614.9 million of auto loans in 3Q16 resulting in a gain of $12.2 million • Loan servicing fees of $8.6 million in 3Q16 Auto Finance $2.7 billion (16% of total loans and leases) • 4.06% quarterly average yield1 • Over 60-days delinquency rate of 0.20%2 • Net charge-off (%): 2014 2015 YTD 3Q163 0.66% 0.68% 0.78% • Sell lower FICO score loans, but retain servicing of loans sold • Average held for investment portfolio FICO score of 729 at origination 1 Annualized and presented on a fully tax-equivalent basis 2 Excludes non-accrual loans and acquired loans 3 Annualized ($ millions) Used Auto 77% New Auto 23% YTD Originations # of employees $1,205 $1,947 $2,796 $3,156 $2,700 400 623 797 966 1,005 $1,283 $2,423 $3,829 $4,981 $5,781 Serviced for Others Portfolio Portfolio Loans and HFS

First Mortgage Liens 46% Junior Liens 54% 8,000 6,000 4,000 2,000 0 12/12 12/13 12/14 12/15 9/16 $4,240 $3,766 $3,143 $2,636 $2,319 $2,435 $2,573 $2,543 $2,839 $2,900 $6,700 $625 $6,964 $1,401 $7,087 $1,816 $7,291 $2,113 $7,332 18 1 Includes $25 million serviced for others portfolio 2 Annualized and presented on a fully tax-equivalent basis 3 Excludes non-accrual loans and acquired loans 4 YTD Annualized • 44% fixed-rate, 56% variable-rate • Average FICO score of the consumer real estate portfolio: • At origination – 735; updated 3Q16 – 733 • Sold $437.1 million of consumer real estate loans in 3Q16 resulting in a gain of $14.3 million • Loan servicing fees of $1.4 million in 3Q16 Consumer Real Estate $5.0 billion (Junior liens and First mortgage liens are 15% and 13% of total loans and leases, respectively) ($ millions) Consumer Real Estate At September 30, 2016 Total Portfolio Loans and HFS $6,675 $6,339 $5,686 $5,475 $5,219 YTD Originations $1,196 $1,676 $1,770 $2,437 $1,906 First Mortgage Liens (Portfolio Loans and HFS) Junior Liens (Portfolio Loans and HFS) Serviced for Others Portfolio • Quarterly average yields2: 5.75% fixed-rate, 5.29% variable-rate • Over 60-days delinquency rate of 0.16%3 • Net charge-off (%): 2014 2015 YTD 3Q164 First mortgage liens 1.18% 0.62% 0.42% Junior liens 0.55% 0.30% 0.08% • 59% of loan balances originated since January 1, 2009 with 3Q16 net charge-offs of less than 0.01%4 • $561.4 million in junior lien HELOCs with interest-only revolving draws and no defined amortization period, 18.2% mature prior to 2021 1

Commercial

At September 30, 2016



Serviced for Others
Portfolio Loans
($ millions)
3,500
3,000
2,500
2,000
$3,412
$3,165
$3,204
$3,225
$3,246
12/12
12/13
12/14
12/15
9/16

YTD Originations	$1,494	$1,558	$1,596	$1,875	$1,368

- 30% fixed-rate, 70% variable and adjustable rate
- CRE location mix: 81.5% located in TCF banking markets, 18.5% outside (following strong, proven sponsors)
- Continue to look for strategic expansion opportunities that fit TCF's profile

Commercial
$3.2 billion
(18% of total loans and leases)



Other 19%
Multi-Family 28%
Business 20%
Health Care Facilities 12%
Industrial Buildings 11%
Office Buildings 10%

- 4.22% quarterly average yield[1]
- Over 60-days delinquency rate of 0.01%[2]
- Net charge-off (%):

2014	2015	YTD 3Q16[3]
0.18%	0.05%	0.01%

- Maintaining relationships while evaluating growth opportunities resulting from changing marketplace dynamics
- Loans with classified risk ratings decreased from 10.4% at 4Q12 to 1.4% at 3Q16 tcf

19

[1] Annualized and presented on a fully tax-equivalent basis
[2] Excludes non-accrual and acquired loans
[3] Annualized

Leasing and Equipment Finance At September 30, 2016



($ millions)
Serviced for Others
Portfolio Loans and Leases[1]
5,000
4,000
3,000
2,000
1,000
0
$3,484
$3,679
$3,994
$4,290
$4,506
12/12
12/13
12/14
12/15
9/16

YTD Originations[1]	$1,696	$1,730	$1,874	$1,969	$1,544

- 15th largest bank-affiliated leasing company[2] and 30th largest equipment finance/leasing company[3] in the U.S.
- Experienced management team
- Uninstalled backlog of $500.8 million, up from $446.3 million at December 31, 2015
- Focus on financing business-essential equipment

Leasing & Equipment Finance
$4.2 billion
(24% of total loans and leases)



Other 19%
Specialty Vehicles 29%
Furniture & Fixtures 9%
Manufacturing 7%
Medical 8%
Technology & Data Processing 7%
Golf Cart & Turf 10%
Construction 11%

- 4.48% quarterly average yield[4]
- Over 60-days delinquency rate of 0.14%[5]
- Net charge-off (%):

2014	2015	YTD 3Q16[6]
0.10%	0.13%	0.14%

- 3Q16 fee revenue of $28.5 million, 23.7% of TCF total fees and other revenue tcf

[1] Includes operating leases
[2] Source: The Monitor, 2016 Monitor Bank 50
[3] Source: The Monitor, 2016 Monitor 100

[4] Annualized and presented on a fully tax-equivalent basis
[5] Excludes non-accrual loans and leases and acquired loans and leases
[6] Annualized

20

21 ($ millions) 1 Annualized and presented on a fully tax-equivalent basis 2 Excludes non-accrual loans 3 Annualized 2,500 2,000 1,500 1,000 500 0 9/12 9/13 9/14 9/15 9/16 $1,515 $1,766 $1,884 $2,188 $2,296 Powersports 45% Lawn & Garden 27% Other 28% • 6.07% quarterly average yield1 • Over 60-day delinquency rate of 0.01%2 • Net charge-off (%): 2014 2015 YTD 3Q163 0.04% 0.07% 0.08% • Credit risk spread across more than 10,800 active dealers • Unique high yielding, high return business with a high barrier to entry and strong credit performance • Experienced management team • Operates in the U.S. and Canada • 100% variable-rate receivables • Balances impacted by seasonality - typically peak in 1Q • High loan yields driven by the high operating costs of the business, not increased credit risk Inventory Finance $2.3 billion (13% of total loans and leases) YTD Originations $3,967 $3,942 $4,126 $4,493 $5,027 Serviced for Others Portfolio Loans Inventory Finance At September 30, 2016

22 18,000 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 3Q15 4Q15 1Q16 2Q16 3Q16 $15,976 $16,289 $16,885 $17,284 $17,148 • Checking account attrition rate improved by 240 bps year-over-year • Average interest rate on deposits was consistent quarter-over-quarter • Average checking balances increased 5.0% year-over-year • 86% of period-end certificates of deposit balances are less than $250,000 0.31% 0.34% 0.36% 0.37% 0.37% Average interest cost: Deposit Generation Average Balances ($ millions) Certificates of Deposit Money Market Savings Checking Strategic Pillars Profitable Growth 2 Core Funding 4 21% 14% 31% 34% 23% 15% 29% 33% 24% 15% 28% 33% 25% 15% 27% 33% 25% 15% 27% 33%

23 43% 19% 38% 40% 41% 19% Well Prepared for Changing Interest Rates EARNING ASSETS DEPOSITS • Growth of short-term and variable rate loans positions TCF to benefit in a rising rate environment • Shorter duration of assets provides optionality in changing rate environment • 81% of assets are variable/adjustable rate or short/medium duration fixed rate • 57% of loan and lease balances are expected to reprice, amortize or prepay in the next 12 months • 62% of deposits are low or no interest cost with an average balance of $10.6 billion and an average cost of two basis points for 3Q16 Variable & Adjustable Rate (Inventory Finance, Commercial, Consumer Real Estate, Investments) Fixed Rate - Long Duration (Securities, Consumer Real Estate) Fixed Rate - Short/Medium Duration (Commercial, Leasing, Auto Finance) Low Interest Cost No Interest Cost Other At September 30, 2016 Strategic Pillars Diversification 1 Profitable Growth 2

24 2Q16 3Q16 Common equity Tier 1 capital ratio1 10.16% 10.35% Tier 1 risk-based capital ratio1 11.67% 11.85% Total risk-based capital ratio1 13.73% 13.89% Tier 1 leverage ratio1 10.38% 10.66% Common equity ratio 10.13% 10.29% Tangible common equity ratio2 9.15% 9.31% Book value per common share $ 12.48 $ 12.69 Tangible book value per common share2 $ 11.15 $ 11.36 Return on average common equity3 10.09% 9.59% Return on average tangible common equity3, 4 11.38% 10.78% • Maintained strong capital ratios with earnings accumulation • Common stock dividend of 7.5 cents per share declared on October 19, 2016 Capital and Return 1 The regulatory capital ratios for 3Q16 are preliminary pending completion and filing of the Company’s regulatory reports 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share” slide 3 Annualized 4 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide

25 STRATEGIC PILLARS STATUS DIVERSIFICATION • Superior loan and lease diversification • Loan and lease diversification resulting in stabilization of credit quality PROFITABLE GROWTH • Disciplined loan and lease origination growth • Consistent execution on loan sales • Strong net interest income despite competitive low interest rate environment OPERATING LEVERAGE • Year-over-year revenue growth outpacing expense growth • Branch rationalization where appropriate CORE FUNDING • Preferred deposit composition primarily made up of low balance, retail deposits which have the highest liquidity value • Continued improvement in account attrition 1 2 3 4 Execution under a strong enterprise risk management and credit culture Summary

Appendix

Loan and Lease Diversification

TCF MAINTAINS A WELL-DIVERSIFIED LOAN AND LEASE PORTFOLIO

Business Unit	Consumer	Commercial	Leasing and Equipment Finance	Inventory Finance	Auto Finance
Type / Segment	Consumer real estate	Multi-family housing Business Health care facilities Industrial buildings Office buildings	Specialty vehicles Construction Golf cart & Turf Furniture & Fixtures Medical Manufacturing Technology & Data processing	Powersports Lawn & Garden	Primarily used autos
Geography	Local[1] National	Local[1]	National	National Canada	National
Rate	Variable-rate Fixed-rate	Variable/adjustable-rate Fixed-rate	Fixed-rate	Variable-rate	Fixed-rate
Average Loan & Lease Size	First Mortgage Liens: $100,000 Junior Liens: $45,000	$2.7 million	$77,000	$209,000	$16,000
Estimated Weighted Average Life[2]	60 months	23 months	20 months	4 months	20 months
Collateral	Real estate	Real estate Other non-real estate assets	Equipment	Inventory	Vehicle

27

[1] TCF's branch footprint (IL, MN, MI, CO, WI, AZ, SD)
[2] As of September 30, 2016; estimated weighted average life represents how many months it is expected to take to collect half of the outstanding principal

Loan and Lease Geographic Diversification At September 30, 2016 ($ millions) Consumer Real Estate Commercial Leasing and Equipment Finance Inventory Finance Auto Finance Other Total Minnesota $ 1,330.2 $ 787.5 $ 104.5 $ 72.7 $ 54.5 $ 5.7 $ 2,355.1 California 844.4 67.8 588.3 86.8 449.8 — 2,037.1 Illinois 1,161.2 407.2 168.2 58.1 103.4 4.3 1,902.4 Michigan 438.7 496.0 119.8 91.9 52.9 2.8 1,202.1 Wisconsin 237.0 456.6 60.1 71.0 27.6 0.9 853.2 Texas — 58.7 414.5 141.3 234.8 — 849.3 Colorado 259.7 232.2 73.3 25.9 52.7 3.8 647.6 Florida 89.4 65.7 214.7 103.9 146.9 — 620.6 New York 31.9 19.4 250.2 78.1 126.0 — 505.6 Canada — — 1.1 477.8 — — 478.9 Ohio 7.3 75.5 155.3 98.5 75.6 — 412.2 Pennsylvania 31.9 14.9 157.9 67.3 112.4 0.1 384.5 Georgia 46.6 38.1 109.1 44.8 93.8 — 332.4 Arizona 91.6 18.4 121.8 16.7 79.6 0.2 328.3 North Carolina 2.4 21.0 148.9 54.4 90.9 — 317.6 New Jersey 44.1 — 158.2 22.8 87.5 — 312.6 Massachusetts 38.7 17.4 118.9 18.9 54.2 — 248.1 Indiana 19.7 57.6 77.7 46.6 38.4 — 240.0 Washington 93.4 2.9 61.1 27.5 38.5 — 223.4 Virgina 23.3 4.7 86.9 34.0 73.5 — 222.4 Tennessee 2.9 44.5 74.7 34.9 57.3 — 214.3 Other 192.9 264.1 971.0 587.2 681.6 0.1 2,696.9 Total $ 4,987.3 $ 3,150.2 $ 4,236.2 $ 2,261.1 $ 2,731.9 $ 17.9 $ 17,384.6 28

29 Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share1 At At Jun. 30, 2016 Sep. 30, 2016 Total equity $ 2,419,758 $ 2,452,380 Less: Non-controlling interest in subsidiaries 21,660 18,926 Total TCF Financial Corporation stockholders' equity 2,398,098 2,433,454 Less: Preferred stock 263,240 263,240 Total common stockholders' equity (a) 2,134,858 2,170,214 Less: Goodwill 225,640 225,640 Other intangibles 2,394 2,028 Tangible common equity (b) $ 1,906,824 $ 1,942,546 Total assets (c) $ 21,069,510 $ 21,084,156 Less: Goodwill 225,640 225,640 Other intangibles 2,394 2,028 Tangible assets (d) $ 20,841,476 $ 20,856,488 Common stock shares outstanding (e) 171,005,952 170,951,234 Common equity ratio (a) / (c) 10.13% 10.29% Tangible common equity ratio (b) / (d) 9.15% 9.31% Book value per common share (a) / (e) $ 12.48 $ 12.69 Tangible book value per common share (b) / (e) $ 11.15 $ 11.36 1 When evaluating capital adequacy and utilization, management considers financial measures such as the tangible common equity ratio and tangible book value per common share. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. ($ thousands, except per share data)

30 Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity1 QTD QTD Jun. 30, 2016 Sep. 30, 2016 Net income available to common stockholders (a) $ 52,847 $ 51,445 Plus: Other intangibles amortization 366 366 Less: Income tax expense attributable to other intangibles amortization 129 128 Adjusted net income available to common stockholders (b) $ 53,084 $ 51,683 Average balances: Total equity $ 2,383,329 $ 2,431,475 Less: Non-controlling interest in subsidiaries 25,820 22,163 Total TCF Financial Corporation stockholders' equity 2,357,509 2,409,312 Less: Preferred stock 263,240 263,240 Average total common stockholders' equity (c) 2,094,269 2,146,072 Less: Goodwill 225,640 225,640 Other intangibles 2,596 2,233 Average tangible common equity (d) $ 1,866,033 $ 1,918,199 Return on average common equity2 (a) / (c) 10.09% 9.59% Return on average tangible common equity2 (b) / (d) 11.38% 10.78% ($ thousands) 1 When evaluating capital adequacy and utilization, management considers financial measures such as return on average tangible common equity. This measure is a non-GAAP financial measure and is viewed by management as a useful indicator of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. 2 Annualized